EXHIBIT 99.3


The information contained herein relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

Appendix A


FICO DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
FICO                                             Total Balance        LTV               Adjusted Balance[1]      WA Loan      WAC
                                       Amount             %[2]                          Amount         %[2]      Balance
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                          5,876,808.05            0.33%     > 65.0            4,470,955        0.25%    97,946.80    8.510
0 - 500                          5,476,494.32            0.31%     > 65.0            3,608,154        0.20%   182,549.81    8.492
500.01 - 550                   389,970,058.41           21.79%     > 70.0          266,064,517       14.87%   146,826.08    8.389
550.01 - 575                   201,053,824.28           11.24%     > 70.0          141,816,047        7.92%   147,292.18    8.017
575.01 - 600                   223,916,741.20           12.51%     > 70.0          176,839,866        9.88%   152,324.31    7.617
600.01 - 620                   247,379,347.19           13.82%     > 70.0          206,367,086       11.53%   158,984.16    7.292
620.01 - 650                   314,240,603.07           17.56%     > 80.0          138,011,033        7.71%   165,389.79    7.128
650.01 - 680                   203,248,161.22           11.36%     > 80.0           79,591,153        4.45%   169,797.96    6.967
680.01 - 700                    82,482,843.45            4.61%     > 85.0           29,605,875        1.65%   172,920.01    7.065
700.01 - 750                    83,436,326.07            4.66%     > 85.0           34,897,015        1.95%   168,218.40    7.144
750.01 - 800                    30,337,398.61            1.70%     > 85.0           11,141,404        0.62%   160,515.34    7.105
800 +                            2,067,015.73            0.12%     > 85.0              477,579        0.03%   229,668.41    7.256
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,789,485,621.60          100.00%                   1,092,890,684       61.07%   156,903.61    7.575
------------------------------------------------------------------------------------------------------------------------------------
FICO: Average                             606                        Min:                  500         Max:          821


[TABLE CONTINUED]


------------------------------------------------------------------------------------------------------------------------------------
FICO              % Covered by          WA FICO   WA LTV            WA DTI     % SFD/ PUD  % Owner Occ.    % Full Doc % Cashout Refi
                  Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                    N/A                0    69.80             37.46          81.90         99.16         69.47          49.45
0 - 500                    N/A              500    71.17             40.18          78.09         96.31         55.01          82.39
500.01 - 550               N/A              527    73.86             39.43          85.67         97.52         66.17          83.35
550.01 - 575               N/A              563    74.81             38.74          83.10         97.03         66.62          78.28
575.01 - 600               N/A              588    78.35             38.39          81.59         97.03         69.53          69.78
600.01 - 620               N/A              611    80.05             38.53          81.67         96.22         70.27          63.42
620.01 - 650               N/A              635    81.24             39.21          77.75         94.54         66.32          64.00
650.01 - 680               N/A              663    79.18             38.63          72.63         91.39         57.72          62.01
680.01 - 700               N/A              690    80.41             39.76          67.32         84.34         49.96          52.75
700.01 - 750               N/A              721    81.34             38.44          58.08         73.23         41.67          49.12
750.01 - 800               N/A              770    79.34             37.50          66.98         72.93         41.98          43.99
800 +                      N/A              812    74.83             38.48         100.00         89.87         33.34          72.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      N/A              606    78.01             38.90          78.98         93.84         63.91          68.71
------------------------------------------------------------------------------------------------------------------------------------
FICO: Average



DEBT-TO INCOME (DTI) DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
DTI                                              Total Balance       FICO               Adjusted Balance[1]      WA Loan      WAC
                                       Amount             %[2]                          Amount         %[2]      Balance
------------------------------------------------------------------------------------------------------------------------------------
<= 20                           70,043,086.36            3.91%      < 550           11,915,906        0.67%   120,556.09    7.685
20.001 - 25.00                  91,959,056.76            5.14%      < 550           20,672,671        1.16%   125,971.31    7.663
25.001 - 30.00                 160,032,722.81            8.94%      < 575           55,022,695        3.07%   136,314.07    7.702
30.001 - 35.00                 244,724,868.53           13.68%      < 575           82,234,043        4.60%   148,768.92    7.574
35.001 - 40.00                 311,511,894.39           17.41%      < 600          136,190,264        7.61%   151,513.57    7.592
40.001 - 45.00                 410,719,065.03           22.95%      < 625          242,584,880       13.56%   166,958.97    7.554
45.001 - 50.00                 366,443,308.31           20.48%      < 650          281,237,087       15.72%   181,407.58    7.527
50.001 - 55.00                 109,128,476.10            6.10%      < 675          100,109,169        5.59%   181,880.79    7.466
55+                             24,923,143.31            1.39%      < 700           23,232,974        1.30%   179,303.19    7.425
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,789,485,621.60          100.00%                     953,199,689       53.27%   156,903.61    7.575
------------------------------------------------------------------------------------------------------------------------------------
DTI: Average                             38.9                        Min:                 1.86         Max:        96.82


[TABLE CONTINUED]


-----------------------------------------------------------------------------------------------------------------------------------
DTI              % Covered by          WA FICO   WA LTV            WA DTI     % SFD/ PUD  % Owner Occ.    % Full Doc % Cashout Refi
                 Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
<= 20                     N/A              626    75.35             15.91          84.86         87.28         53.46          67.30
20.001 - 25.00            N/A              604    75.92             22.74          82.70         90.94         68.24          72.13
25.001 - 30.00            N/A              601    77.04             27.74          82.13         94.08         66.44          70.08
30.001 - 35.00            N/A              607    77.69             32.57          81.46         93.34         62.66          70.64
35.001 - 40.00            N/A              606    78.43             37.71          81.27         94.53         60.54          65.99
40.001 - 45.00            N/A              610    79.99             42.68          77.81         94.50         62.17          65.21
45.001 - 50.00            N/A              604    78.88             47.39          74.47         95.16         64.41          69.84
50.001 - 55.00            N/A              590    74.13             51.86          75.00         93.81         75.80          75.78
55+                       N/A              589    68.88             56.71          78.40         87.69         84.81          76.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                     N/A              606    78.01             38.90          78.98         93.84         63.91          68.71
-----------------------------------------------------------------------------------------------------------------------------------
DTI: Average



LOAN-TO- VALUE (LTV) DISTIBUTION

------------------------------------------------------------------------------------------------------------------------------------
LTV                                              Total Balance        DTI               Adjusted Balance[1]      WA Loan      WAC
                                       Amount             %[2]                          Amount         %[2]      Balance
------------------------------------------------------------------------------------------------------------------------------------
less than 60.00                145,234,370.98            8.12%       > 50        21,487,273.84        1.20%   142,666.38    7.256
60.01 - 70.00                  257,741,444.23           14.40%       > 50        29,997,518.50        1.68%   164,375.92    7.444
70.01 - 80.00                  824,860,400.07           46.09%       > 50        54,332,948.10        3.04%   156,164.41    7.589
80.01 - 85.00                  122,826,979.21            6.86%       > 50         6,143,069.70        0.34%   152,960.12    7.521
85.01 - 90.00                  273,515,983.92           15.28%       > 50        18,655,974.43        1.04%   161,556.99    7.770
90.01 - 95.00                  155,460,947.29            8.69%       > 50         3,280,308.63        0.18%   160,103.96    7.689
95.01 - 100.00                   9,845,495.90            0.55%       > 50           154,526.21        0.01%   140,649.94    7.974
100+                                        -            0.00%       > 50                    -        0.00%            -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,789,485,621.60          100.00%                  134,051,619.41        7.49%   156,903.61    7.575
------------------------------------------------------------------------------------------------------------------------------------
LTV: Average                           78.01%             Min:     11.71%                 Max:      100.00%



[TABLE CONTINUED]



----------------------------------------------------------------------------------------------------------------------------------
LTV             % Covered by          WA FICO   WA LTV            WA DTI     % SFD/ PUD   % Owner Occ    % Full Doc % Cashout Refi
                Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
< 60.00                  N/A              597    50.16             38.56          78.19         94.47         55.72          87.98
60.01 - 70.00            N/A              591    66.66             38.46          76.28         93.75         56.43          87.27
70.01 - 80.00            N/A              596    78.19             38.89          80.54         93.45         59.51          67.51
80.01 - 85.00            N/A              619    84.47             38.39          73.61         92.90         69.08          75.86
85.01 - 90.00            N/A              626    89.74             39.65          75.08         91.68         70.60          54.46
90.01 - 95.00            N/A              639    94.76             39.02          86.16         99.67         89.61          47.50
95.01 - 100.00           N/A              689    99.63             39.84          91.92         99.34         93.48          39.60
100+                     N/A                -        -                 -              -             -             -              -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    N/A              606    78.01             38.90          78.98         93.84         63.91          68.71
----------------------------------------------------------------------------------------------------------------------------------
LTV: Average


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

Appendix A


GEOGRAPHIC CONCENTRATION - TOP 12 STATES

------------------------------------------------------------------------------------------------------------------------------------
STATE                                            Total Balance          WA Loan      WAC   % Covered by          WA   FICO  WA   LTV
                                       Amount             %[2]          Balance            Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
California                     361,939,667.74           20.23%       217,511.82    7.218            N/A                606     76.46
New York                       222,516,611.69           12.43%       224,537.45    7.268            N/A                611     74.55
Massachusetts                  185,568,096.31           10.37%       210,872.84    7.082            N/A                613     74.41
Florida                        109,974,970.21            6.15%       117,244.10    7.947            N/A                604     79.28
New Jersey                      93,550,062.93            5.23%       194,490.78    7.788            N/A                598     75.93
Texas                           70,616,441.18            3.95%       109,313.38    8.136            N/A                594     79.78
Illinois                        56,137,259.87            3.14%       135,925.57    8.022            N/A                590     79.54
Virginia                        54,156,418.82            3.03%       150,017.78    7.911            N/A                603     81.25
Connecticut                     49,836,566.91            2.78%       156,718.76    7.455            N/A                606     78.26
Georgia                         47,312,837.23            2.64%       125,498.24    8.593            N/A                601     82.62
Pennsylvania                    41,504,449.62            2.32%       122,432.00    7.626            N/A                604     80.78
Michigan                        40,214,604.45            2.25%       110,479.68    8.279            N/A                589     80.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,333,327,987           74.51%       156,903.61    7.575            N/A                606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------
STATE                             WA DTI       % SFD/ PUD  % Owner Occ        % Full Doc  % Cashout Refi

--------------------------------------------------------------------------------------------------------
California                         40.38            87.11        95.73             64.21          74.96
New York                           39.77            62.28        93.71             50.95          73.07
Massachusetts                      40.37            56.86        92.94             53.94          75.41
Florida                            37.98            83.30        86.20             56.58          53.48
New Jersey                         39.96            69.13        95.21             54.27          70.41
Texas                              37.26            97.70        97.05             68.94          58.46
Illinois                           38.37            77.13        93.67             74.41          74.09
Virginia                           38.27            90.95        96.79             75.44          63.39
Connecticut                        38.37            66.51        91.57             65.43          68.14
Georgia                            37.90            94.16        93.54             75.29          63.90
Pennsylvania                       36.92            93.83        95.04             70.00          55.44
Michigan                           38.43            88.20        95.03             67.02          62.25
--------------------------------------------------------------------------------------------------------
Total:                             38.90            78.98        93.84             63.91          68.71
--------------------------------------------------------------------------------------------------------




PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                      Total Balance          WA Loan       WAC   % Covered by         WA   FICO  WA   LTV
                                       Amount             %[2]          Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                        11,250,671.47            0.63%        50,002.98     8.722            N/A               592     67.10
$51 - $200K                    975,346,358.56           54.50%       116,002.18     7.826            N/A               601     77.81
$200.1 - $250K                 268,519,218.94           15.01%       223,208.00     7.384            N/A               604     77.85
$250.1 - $300K                 189,733,048.21           10.60%       273,390.56     7.259            N/A               610     78.15
$300.1 - $400K                 207,662,300.24           11.60%       344,381.92     7.202            N/A               617     79.62
$400.1 - $500K                  83,270,265.81            4.65%       447,689.60     7.145            N/A               625     79.56
$500.1 - $600K                  31,281,888.57            1.75%       548,805.06     7.114            N/A               613     78.25
$600.1 - $700K                   7,640,712.44            0.43%       636,726.04     6.929            N/A               629     80.19
$700.1 - $800K                   6,016,826.94            0.34%       752,103.37     6.795            N/A               603     71.19
$800.1 - $900K                   2,563,459.35            0.14%       854,486.45     5.829            N/A               608     67.50
$900.1 - $1000K                  4,724,641.03            0.26%       944,928.21     6.661            N/A               649     59.92
>$1000K                          1,476,230.04            0.08%     1,476,230.04     6.850            N/A               650     78.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,789,485,621.60          100.00%       156,903.61     7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------
                   Principal Balance: Average      $156,903.61           Min:  $46,404.28           Max:      $1,476,230.04



[TABLE CONTINUED]



--------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance             WA DTI       % SFD/ PUD  % Owner Occ        % Full Doc  % Cashout Refi

--------------------------------------------------------------------------------------------------------------
0 - $50K                                 31.72            83.55        87.63             70.70          75.08
$51 - $200K                              37.49            82.18        92.90             70.83          67.32
$200.1 - $250K                           40.18            79.36        95.97             58.81          70.87
$250.1 - $300K                           40.54            71.70        93.29             53.86          70.85
$300.1 - $400K                           41.26            69.75        94.19             52.13          69.61
$400.1 - $500K                           41.75            71.55        96.39             48.30          69.29
$500.1 - $600K                           40.32            93.18       100.00             48.79          67.05
$600.1 - $700K                           44.51            75.00       100.00             82.72          67.27
$700.1 - $800K                           37.09            86.76       100.00            100.00          74.55
$800.1 - $900K                           44.65           100.00       100.00            100.00         100.00
$900.1 - $1000K                          32.73           100.00        80.00            100.00          60.09
>$1000K                                  46.41           100.00       100.00            100.00         100.00
--------------------------------------------------------------------------------------------------------------
TOTAL                                    38.90            78.98        93.84             63.91          68.71
--------------------------------------------------------------------------------------------------------------




DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
Doc Type                                         Total Balance          WA Loan       WAC   % Covered by         WA    FICO WA   LTV
                                        Amount            %[2]          Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                      1,143,715,344.85          63.91%       147,367.01     7.541            N/A               601     79.38
Stated Doc                      624,800,845.58          34.92%       178,107.42     7.634            N/A               613     75.56
Limited Doc                      12,513,439.61           0.70%       147,216.94     7.576            N/A               717     78.54
NINA                              8,455,991.56           0.47%       165,803.76     7.781            N/A               598     72.87
Other                                        -           0.00%                -         -            N/A                 -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%       156,903.61     7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------




[TABLE CONTINUED]



----------------------------------------------------------------------------------------
Doc Type                     WA     DTI       % SFD/ PUD  % Owner Occ    % Cashout Refi

----------------------------------------------------------------------------------------
Full Doc                          39.06            81.63        95.05             68.38
Stated Doc                        38.56            74.02        91.70             69.81
Limited Doc                       28.40            86.45        93.52             51.66
NINA                              42.65            75.85        89.80             56.73
Other                                 -                -            -                 -
----------------------------------------------------------------------------------------
TOTAL                             38.90            78.98        93.84             68.71
----------------------------------------------------------------------------------------

Appendix A


PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
Property Type                                    Total Balance          WA Loan       WAC   % Covered by        WA    FICO  WA   LTV
                                        Amount            %[2]          Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 1,275,183,059.08             71%       152,006.56     7.572            N/A               601     77.80
PUD                             138,126,587.69              8%       175,510.28     7.711            N/A               600     81.34
Townhouse                                    -              0%                -         -            N/A                 -         -
2 - 4 Family                    255,982,040.05             14%       205,113.81     7.403            N/A               627     76.32
Condo                            78,551,906.38              4%       139,523.81     7.670            N/A               612     79.11
Manufactured                     41,642,028.40              2%        99,622.08     8.068            N/A               630     81.65
Other                                        -              0%                -         -            N/A                 -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60            100%       156,903.61     7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



--------------------------------------------------------------------------------
Property Type        WA     DTI      % Owner Occ   % Full Doc    % Cashout Refi

--------------------------------------------------------------------------------
Single Family             38.54            96.41        65.76             71.02
PUD                       38.78            95.85        68.79             52.93
Townhouse                     -                -            -                 -
2 - 4 Family              40.81            80.64        50.19             69.52
Condo                     39.37            89.88        61.20             57.31
Manufactured              37.74            97.15        80.63             66.75
Other                         -                -            -                 -
--------------------------------------------------------------------------------
TOTAL                     38.90            93.84        63.91             68.71
--------------------------------------------------------------------------------



LOAN BALANCE

------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                                     Total Balance          WA Loan       WAC   % Covered by          WA. FICO  WA.  LTV
                                        Amount            %[2]          Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                           -           0.00%                -         -            N/A                 -         -
Refinance - Cashout           1,229,467,771.85          68.71%       160,045.27     7.569            N/A               597     75.86
Purchase                        457,414,150.35          25.56%       150,564.24     7.593            N/A               631     84.00
Refinance - Rate Term           102,603,699.40           5.73%       149,786.42     7.561            N/A               602     77.09
Other                                        -           0.00%                -         -            N/A                 -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%       156,903.61     7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------




[TABLE CONTINUED]



---------------------------------------------------------------------------
Loan Purpose                        WA DTI       % SFD/ PUD  % Owner Occ

---------------------------------------------------------------------------
Debt Consolidation                       -                -             -
Refinance - Cashout                  38.91            79.60         94.85
Purchase                             38.88            77.87         90.99
Refinance - Rate Term                38.95            76.45         94.40
Other                                    -                -             -
---------------------------------------------------------------------------
TOTAL                                38.90            78.98         93.84
---------------------------------------------------------------------------



COLLATERAL TYPE - FIXED/FLOATING

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                                      Total Balance          WA Loan       WAC   % Covered by           WA FICO  WA   LTV
                                        Amount            %[2]          Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Fixed                           455,538,883.49          25.46%       152,609.34     7.447            N/A               644     75.13
Floating                          1,740,280.22           0.10%       158,207.29     7.928            N/A               547     83.00
2/28                          1,233,450,498.08          68.93%       159,835.49     7.613            N/A               592     79.06
3/27                             97,390,756.76           5.44%       143,011.39     7.683            N/A               596     78.20
Other                             1,365,203.05           0.08%       124,109.37     7.454            N/A               624     72.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%       156,903.61     7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



-------------------------------------------------------------------------------------------------------------
Lien Status                WA DTI       % SFD/ PUD  % Owner Occ    % Cashout Refi          Index      Margin

-------------------------------------------------------------------------------------------------------------
Fixed                       38.89            71.62        88.19             74.60            FRM       0.000
Floating                    41.52            88.21       100.00             92.49            LM6       6.438
2/28                        38.95            81.55        95.85             66.24            LM6       5.591
3/27                        38.30            81.13        94.82             72.11            LM6       5.772
Other                       41.11            49.84        85.77             59.98            LM6       5.207
-------------------------------------------------------------------------------------------------------------
TOTAL                       38.90            78.98        93.84             68.71            LM6       5.605
-------------------------------------------------------------------------------------------------------------

Appendix A


LIEN STATUS

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                                      Total Balance           WA Loan       WAC   % Covered by           WA FICO WA   LTV
                                        Amount            %[2]           Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
First Lien                    1,785,682,941.73          99.79%        157,342.76    7.569            N/A               606     78.01
Second Lien                       3,802,679.87           0.21%         67,905.00   10.027            N/A               628     76.38
Third Lien                                   -           0.00%                 -        -            N/A                 -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%        156,903.61    7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



---------------------------------------------------------------------------------------
Lien Status                     WA DTI       % SFD/ PUD  % Owner Occ     % Cashout Refi

---------------------------------------------------------------------------------------
First Lien                       38.90            78.95        93.83             68.70
Second Lien                      40.85            91.00       100.00             71.96
Third Lien                           -                -            -                 -
---------------------------------------------------------------------------------------
TOTAL                            38.90            78.98        93.84             68.71
---------------------------------------------------------------------------------------



OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type                                   Total Balance           WA Loan       WAC   % Covered by          WA. FICO WA   LTV
                                        Amount            %[2]           Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence             1,679,263,003.11          93.84%        158,705.51    7.555            N/A               602     78.04
Investment                       86,583,681.73           4.84%        129,036.78    7.984            N/A               660     77.20
Second Home                      23,638,936.76           1.32%        154,502.85    7.450            N/A               644     78.75
Non-owner                                    -           0.00%                 -        -            N/A                 -         -
Other                                        -           0.00%                 -        -            N/A                 -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%        156,903.61    7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



---------------------------------------------------------------------------------------
Occupancy Type                  WA DTI       % SFD/ PUD  % Owner Occ     % Cashout Refi

---------------------------------------------------------------------------------------
Primary Residence                39.01            81.09       100.00             69.45
Investment                       36.70            39.60         0.00             60.91
Second Home                      39.19            72.95         0.00             44.55
Non-owner                            -                -            -                 -
Other                                -                -            -                 -
---------------------------------------------------------------------------------------
TOTAL                            38.90            78.98        93.84             68.71
---------------------------------------------------------------------------------------



PREPAYMENT PENALTY

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination           Total Balance           WA Loan      WAC   % Covered by                WA  WA   LTV
                                        Amount            %[2]           Balance            Mortgage Ins.             FICO
------------------------------------------------------------------------------------------------------------------------------------
0 Months                        432,103,134.23          24.15%        155,937.62    7.777            N/A               595     77.56
6 Months                                     -           0.00%                 -        -            N/A                 -         -
12 Months                       137,261,227.50           7.67%        200,381.35    7.198            N/A               638     73.88
24 Months                       889,774,291.30          49.72%        155,854.67    7.571            N/A               595     79.58
36 Months                       322,426,945.83          18.02%        146,092.86    7.474            N/A               635     75.94
60 Months                           147,675.03           0.01%        147,675.03    6.875            N/A               649     80.00
Other                             7,772,347.71           0.43%        242,885.87    7.570            N/A               624     81.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         1,789,485,621.60         100.00%        156,903.61    7.575            N/A               606     78.01
------------------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



---------------------------------------------------------------------------------------------
Prepayment Charges    WA  DTI           WA DTI        % SFD           % Owner        Cashout
Term at Origination                                  / PUD               Occ            Refi
---------------------------------------------------------------------------------------------
0 Months                38.96            38.96        76.18             95.35          73.54
6 Months                    -                -            -                 -              -
12 Months               39.25            39.25        58.41             90.31          74.01
24 Months               38.93            38.93        83.72             95.49          63.69
36 Months               38.52            38.52        77.88             88.95          73.92
60 Months               44.88            44.88       100.00            100.00         100.00
Other                   41.15            41.15       100.00             85.81          63.90
---------------------------------------------------------------------------------------------
TOTAL                   38.90            38.90        78.98             93.84          68.71
---------------------------------------------------------------------------------------------



COLLATERAL DESCRIPTION BY LOAN GROUP

-------------------------------------------------------------------------------------------------------------------------
Loan  Group        Loan  Type          Index         % of       Gross        Net         WAM  Seasoning            Gross
                                                     Pool         WAC        WAC        (mos)                     Margin
-------------------------------------------------------------------------------------------------------------------------
Group 1              MORTGAGE      LIBOR_6MO        71.16       7.569      7.249         352         3            5.617
Group 2              MORTGAGE      LIBOR_6MO        28.84       7.589      7.269         354         3            5.575
Group 3                   N/A            N/A          N/A         N/A        N/A         N/A       N/A              N/A
Group 4                   N/A            N/A          N/A         N/A        N/A         N/A       N/A              N/A
Group 5                   N/A            N/A          N/A         N/A        N/A         N/A       N/A              N/A
Group 6                   N/A            N/A          N/A         N/A        N/A         N/A       N/A              N/A
-------------------------------------------------------------------------------------------------------------------------
TOTAL                MORTGAGE      LIBOR_6MO          100       7.575      7.255         353         3            5.605
-------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-------------------------------------------------------------------------------
Loan  Group              Net             Rate               Max    Mos to Roll
                      Margin             Caps              Rate
-------------------------------------------------------------------------------
Group 1               5.297            1.004            13.628             21
Group 2               5.255            1.008            13.668             22
Group 3                 N/A              N/A               N/A            N/A
Group 4                 N/A              N/A               N/A            N/A
Group 5                 N/A              N/A               N/A            N/A
Group 6                 N/A              N/A               N/A            N/A
-------------------------------------------------------------------------------
TOTAL                 5.285            1.005            13.639             22
-------------------------------------------------------------------------------



SECTION 32 LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                        Total Balance           WA Loan       WAC   % Covered by           WA FICO WA   LTV
                             Amount              %[2]           Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                N/A           #VALUE!            N/A       N/A            N/A               N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Total              1,789,485,621.60                              N/A       N/A            N/A               N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------
                    WA DTI       % SFD/ PUD      % Owner Occ      % Cashout Refi

---------------------------------------------------------------------------------
Section 32 Loans       N/A              N/A              N/A               N/A
---------------------------------------------------------------------------------
Total                  N/A              N/A              N/A               N/A
---------------------------------------------------------------------------------

Appendix A


TOP 5 Zip Code                                   TOP 5 ORIGINATORS                      SERVICERS
--------------                                   -----------------                      ---------
--------------------------------------------------------------------------------------------------------------------
MSA                                 %[2]             Originator            %[2]           Servicer             %[2]
--------------------------------------------------------------------------------------------------------------------
01841           4250589.63         0.24%             Option One         100.00%         Option One          100.00%
11236           3809844.93         0.21%
11368           3666003.59         0.20%
11706           3409392.95         0.19%
11203           3365203.64         0.19%
--------------------------------------------------------------------------------------------------------------------